SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2015

C. R. BARD, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-6926	22-1454160
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of Principal Executive Office)	(Zip Code)

(908) 277-8000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

C. R. Bard, Inc. (the “company”) today announced that on July 14, 2015, it received a Warning Letter from the Los Angeles District office of the FDA. The Warning Letter specifically cites quality systems and medical device reporting observations relating to non-conformances previously identified in the Form-483 notices for Glens Falls, New York and Tempe, Arizona and appropriate market clearance or approval of two models of our Recovery Cone Removal Systems used to retrieve certain implanted filters. The Warning Letter states that, until the company resolves the outstanding issues covered by the Warning Letter, no premarket submissions for Class III devices to which the non-conformances are reasonably related will be cleared or approved. The company presently has one such submission before the FDA, which the company does not believe is material to its business. The company intends to fully implement corrective actions to address the concerns identified in the Warning Letter. However, the company cannot give any assurances that the FDA will be satisfied with its response to the Warning Letter or to the expected date of resolution of matters included in the Warning Letter. Although the company cannot give any assurances that the resolution of these matters will not have a material adverse effect on the company’s business, results of operations, financial condition and/or liquidity, the company does not at this time believe this will have a material impact on its financial statements.

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on management’s current expectations, the accuracy of which is necessarily subject to risks and uncertainties. These statements are not historical in nature and use words such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “forecast”, “plan”, “believe”, and other words of similar meaning in connection with any discussion of future operating or financial performance. Many factors may cause actual results to differ materially from anticipated results including product developments, sales efforts, income tax matters, the outcomes of contingencies such as legal proceedings, the resolution of the matters included in the Warning Letter from the FDA, and other economic, business, competitive and regulatory factors. The company undertakes no obligation to update its forward-looking statements. Please refer to the Cautionary Statement Regarding Forward-Looking Information in our March 31, 2015 Form 10-Q for more detailed information about these and other factors that may cause actual results to differ materially from those expressed or implied.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. BARD, INC.
(Registrant)

Date: July 21, 2015	/s/ Richard C. Rosenzweig
Richard C. Rosenzweig Vice President, Law and Assistant Secretary